                           STI CLASSIC VARIABLE TRUST

                               Mid-Cap Equity Fund
                           Small Cap Value Equity Fund

              Supplement Dated November 9, 2004 to the Prospectus
                 dated May 1, 2004 and any supplements thereto

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT REPLACES INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Under the heading "INVESTMENT STRATEGY" for the Mid-Cap Equity Fund, the first sentence should be replaced with the following:

         Under normal circumstances, the Mid-Cap Equity Fund invests at least 80% of its net assets in a diversified portfolio of common stocks and other equity U.S. traded securities that have small- to mid-sized capitalizations (i.e., companies with market capitalizations of $500 million to $10 billion or companies in the Russell Midcap(R) Index). U.S. traded securities may include American Depositary Receipts among other types of securities.


Under the heading "INVESTMENT STRATEGY" for the Small Cap Value Equity Fund, the first sentence should be replaced with the following:

         Under normal circumstances, the Small Cap Value Equity Fund invests at least 80% of its net assets in equity U.S. traded securities that have small capitalizations (i.e., companies with market capitalizations under $3 billion). U.S. traded securities may include American Depositary Receipts among other types of securities.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 STISPMCESCV1104